Other income (expense) (Tables)	12 Months Ended
Dec. 31, 2011
Other income (expense)
Other income (expense)

	Years ended December 31,
(Millions of dollars)	2011	2010	2009
Investment and interest income	$85	$86	$98
Foreign exchange gains (losses)[1]	21	(55)	184
License fee income	80	54	49
Gains (losses) on sale of securities and affiliated companies	17	9	(2)
Impairment of available-for-sale securities	(5)	(3)	(12)
Miscellaneous income (loss)	(230)[2]	39	64
	$(32)	$130	$381

[1] Includes gains (losses) from foreign exchange derivative contracts.  See Note 3 for further details.

[2] Miscellaneous income (loss) in 2011 includes forward starting swap costs of $149 million (see Note 3) and bridge financing costs of $54 million (see Note 23), both related to the acquisition of Bucyrus.